Exhibit 10.14

RESTATEMENT AND AMENDMENT

OF

STRATEGIC RELATIONSHIP AGREEMENT

PARTIES:

1.             NEDERLANDSE ORGANISATIE VOOR TOEGEPAST-NATUURWETENSCHAPPELIJK ONDERZOEK TNO (Netherlands Organization for Applied Scientific Research) a corporation, company or organization duly organized and existing under the laws of the Netherlands and having its principal place of business at Delft, the Netherlands, hereinafter referred to as: “TNO”;

2.             BEYOND GENOMICS, INC., a corporation, company or organization duly organized and existing under the laws of the state of Delaware, USA, having its principal place of business at 40 Bear Hill Road, Waltham MA 02451, USA, hereinafter referred to as: “BG”;

WHEREAS: BG is developing and applying a new generation of research tools and technologies for understanding systems biology. BG collaborates with strategic partners and leverages its technology platform across a portfolio of applications in drug discovery, product development and diagnostics. TNO possesses unique expertise in the field of Metabolomics and associated bioinformatics, and

WHEREAS, TNO and BG entered into a Strategic Relationship Agreement dated January 26, 2001, as amended (“Original Agreement”) and now wish to restate and amend the Original Agreement.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants and promises herein contained, TNO and BG agree as follows:

1.             PURPOSE AND SCOPE

BG and TNO recognize the potential to develop significant value together under this Restatement and Amendment of Strategic Relationship Agreement (the “Agreement”) in the area of metabolite profiling and pattern recognition based complex samples analysis within the field of Systems Biology. BG and TNO are interested in working together in the area of Metabolomics.  The purpose of this Agreement is to establish the conditions under which the parties hereto will determine the specifics of the future business relationship and cooperation between BG and TNO in the area of Metabolomics.

2.             DEFINITIONS

2.1           “Affiliates” shall mean, with respect to the contract parties a party, a company, corporation, partnership, joint venture or other legal entity which is controlled directly by one of the contract parties, on the basis of 50% or more of the shares or voting rights in such legal entity.

2.2           “BG” shall mean Beyond Genomics, Incorporated, as being the contract party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the
Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2.3           “BG Field of Use” shall mean Systems Biology, excluding the TNO Field of Use as described in Section 2.25

2.4           “BG Biological Sample Intellectual Property Rights” shall mean all Intellectual Property Rights (without regard to the limitations imposed by the BG Field of Use) arising from the measurement of biological samples and/or associated data analyses by TNO on behalf of BG and/or its clients subject to Section 17, to the extent that it applies. Potential types of Intellectual Property Rights that may be developed in connection with sample measurement/analysis include but are not limited to biomarkers, drug targets, candidate disease genes, and the like.

2.5           “Contract Services” shall mean the services in the area of Metabolomics to be provided to BG by TNO.

2.6           “Effective Date” shall mean January 1, 2004.

2.7           “European Economic Area” shall mean all member states to the Agreement on the European Economic Area, of 13 December 1993, official journal 1994, L1/3, as amended from time to time.

2.8           “Exclusive Period” shall mean the period during which the license to Existing Intellectual Property Rights set forth in Section 6.1 shall be exclusive.

2.9           “Existing Intellectual Property Rights” shall mean the TNO Patent Rights and other Intellectual Property Rights set forth in Exhibit B and all other TNO Intellectual Property Rights existing on the Effective Date that may be added to Exhibit B pursuant to Section 6.11.

2.10         “Forecast” shall mean a (3) month rolling forecast delivered to TNO, by BG, on the Effective Date and at the beginning of each calendar year. The Forecast shall include a list of projects and an estimate of required personnel and equipment resources consistent with each BG project plan (i.e., in terms of sample analysis and method development). TNO will confirm this Forecast and inform BG on the capacity planning (personnel, equipment etc) necessary to achieve the goals set forth and the necessary budget. This Forecast will be updated by BG and TNO on a monthly basis.

2.11         “Future TNO Intellectual Property Rights” shall mean Intellectual Property Rights created, developed, conceived and reduced to practice solely by employees and/or consultants of TNO applicable to Metabolomics during the Initial Restatement Period and any extension thereof, outside of the performance of Contract Services.

2.12         “Future Joint/Contract Intellectual Property Rights” shall mean Intellectual Property Rights created, developed, conceived and reduced to practice: (i) jointly by employees and/or consultants of BG and employees and/or consultants of TNO or (ii) solely by employees and/or consultants of TNO in the performance of Contract Services.

2.13         “Future Intellectual Property Rights” shall mean Future TNO Intellectual Property Rights and Future Joint/Contract Intellectual Property Rights, collectively. For purposes of this definition, Future Intellectual Property Rights shall not include any

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the
Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Intellectual Property Rights arising from the measurement and/or analysis of biological samples by TNO’s employees or consultants on behalf of BG or its clients. Such intellectual property rights will be defined in the definition “BG Biological Sample Intellectual Property Rights.” In addition, Future Intellectual Property Rights shall also not include any Intellectual Property Rights arising from the measurement and/or analysis of biological samples by TNO’s employees or consultants on behalf of TNO or its clients. Such intellectual property rights will be defined in the definition “TNO Biological Sample Intellectual Property Rights.”

2.14         “Initial Restatement Period” shall mean the three-year period beginning January 1, 2004 and ending December 31, 2006.

2.15         “Intellectual Property Rights” shall mean Patent Rights, and any software (in source and object code), invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, trade secret or other intellectual property whatsoever or any interest therein, except trademarks and service marks (whether or not patent able or remittable under copyright or similar statutes or subject to analogous protection).

2.16         “Life Sciences Enterprise” shall mean any pharmaceutical organization, diagnostic organization and/or service provider, biotechnology organization, academic research organization and the like, but excluding the portion of organizations whose enterprise is related to food, functional foods or nutraceuticals.

2.17         “Metabolomics” shall mean the comprehensive measurement of numerous metabolites discovered in and among complex biological samples combined with data evaluation methods, such as pattern recognition techniques, with the goal of identifying one or more metabolites that may accurately distinguish individual study cohorts. Metabolomics includes, but is not limited to the area of biofluids/biological sample analysis employing instrumental analytical techniques such as, but not limited to, nuclear magnetic resonance (“NMR”), mass spectrometry (“MS”), chromatography, capillary electrophoresis (“CE”), inductively coupled plasma mass spectrometry (“ICP-MS”) and atomic emission spectrometry (“AES”). Metabolomics does not include the direct measurement and identification of specific individual metabolites or groups of specific individual metabolites as may be performed, for example, in the course of toxicological studies.

2.18         “Minimum Services Commitment” shall have the meaning set forth in Section 5.1.

2.19         “Other Territories” shall mean all countries in the world except the European Economic Area.

2.20         “Patent Right” shall mean United States and non-U.S. patents and patent applications, and divisionals, continuations and continuations-in-part thereof, and the resulting patents, and any reissue, reexaminations and extensions thereof.

2.21         “Systems Biology” shall mean the integrated approach to study biological systems—intracellular networks, cells, organs, and any biological entity—by measuring and integrating genomic, and/or proteomic, and/or metabolomic data.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the
Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2.22         “Termination Notification Date” shall mean the date on which BG notifies TNO, in accordance with Section 16.7.

2.23         “TNO” shall mean the Netherlands Organization for Applied Scientific Research as being the contracting party; however, the parties acknowledge that the Institute of TNO known as TNO-Nutrition and Food Research Institute is the institute particularly involved in meeting the engagements with respect to this Agreement.

2.24         “TNO Biological Sample Intellectual Property Rights” shall mean all Intellectual Property Rights (without regard to the limitations imposed by the TNO Field of Use) arising from the measurement of biological samples and/or associated data analyses by TNO (on behalf of TNO and/or its clients subject to Section 17, to the extent that it applies). Potential types of Intellectual Property Rights that may be developed in connection with sample measurement/analysis include but are not limited to biomarkers, nutraceutical/food targets, candidate genes, and the like.

2.25         “TNO Field of Use” shall mean Systems Biology in food and nutrition (including food supplements, functional foods, nutraceuticals, food safety) and herbal medicinal products, excluding those preparations or substances that are subject to FDA approval as a drug intended for human use.

TNO Field of Use shall not limit TNO’s ability to undertake analyses and perform contract services aiming at:

(i)            The discovery, manipulation, optimization and control of metabolic pathways in bacteria, fungi and plants.

(ii)           The discovery, manipulation, optimization and control of the production-of bio-active compounds by bacteria, fungi, animal cell culture and plants.

(iii)          The discovery and optimization in animals and humans of biological activity present in plants, extracts of plants and other herbal medicinal products.

(iv)          The evaluation of data obtained in studies with TNO’s animal models for disease, subject to prior evaluation and written approval by BG. BG maintains the right to refuse permission where there is competitive conflict with BG’s business. If requested by TNO, BG will provide relevant documentation as supportive evidence.

(v)           The evaluation of data obtained in non-commercial scientific research, supported by non-profit or charity foundations that have their basis in the Netherlands, subject to prior evaluation and written approval by BG. BG maintains the right to refuse permission where there is competitive conflict with BG’s business. If requested by TNO, BG will provide relevant documentation as supportive evidence.

With respect to Sections 2.25 (iv) and 2.25 (v) only, BG must respond to TNO’s inquiry within 30 days of receiving written notification from TNO, provided that the delivery of such written notification is confirmed by both Parties. If BG fails to respond to TNO’s inquiry within this 30 day period, then TNO will be authorized to proceed with the requested contract services.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the
Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

3.             CONTRACT SERVICES

3.1           TNO shall provide Contract Services to BG in a professional manner per industry standards and in accordance with the applicable project description, schedule and budget set forth in the Forecast. Exhibit A, attached hereto, reflects (i) TNO’s personnel and equipment billable rates per hour and (ii) the minimum resources made available to BG, by TNO, during the term of the Agreement. The following sets forth the TNO commitment related to the sample analysis aspect of the Contract Services to be provided by TNO,

3.1.1.       Perform services in metabolite analyses and evaluate the results in connection with: internal BG projects and commercial client projects during the terms of this Agreement and any extension thereof.

3.1.2.       Make available necessary levels of instrumentation (i.e., NMR, MS, chromatography, chemistry and related support infrastructure) to conduct such metabolite analyses.

3.1.3.       Provide access to computational and data analysis environment necessary to evaluate the results of such metabolite analyses.

3.1.4        Provide the personnel named, or filling a position described, on Exhibit A or as otherwise may be required for the purpose of conducting such metabolite analyses and data evaluation.

3.1.5        Provide required consumables to perform such metabolite analyses and evaluation.

3.2           Dr. van der Greef. TNO acknowledges that Dr. Jan van der Greef has entered into a separate consultative relationship with BG outside of this Agreement. Intellectual Property Rights of this consultative relationship as they relate to this Agreement are addressed in Section 6.7 hereof.

3.3           Subcontractors. TNO acknowledges that no subcontractors and/or consultants will be used to perform the Contract Services without BG’s prior written consent. TNO shall remain responsible for obligations, services and functions performed by any approved subcontractors and/or consultants if any, to the same extent as if such obligations, services and functions were performed by TNO hereunder.

3.4           Projects. The actual Contract Services to be performed by TNO will be determined by the projects described in the Forecasts.

4.             ORGANIZATION AND ORIGINAL AGREEMENT

4.1           Coordination. For the coordination of the Contract Services, each party will point out a coordinator and the persons involved and inform the other party thereof. In all contacts between the parties the coordinator pointed out by each party will represent the persons involved. The coordinators will be responsible for the Forecast (Section 2.10) and monitor the progress of the Contract Services including the monitoring of cost and terms,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the
Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

the administration and correspondence, the arrangement of meetings, the collecting of information regarding the activities of the parties, the accepting or rejecting of work performed, and the reporting with the coordinator of the other party. They will consult each other regularly about all matters concerned, including execution problems and unsatisfactory results of the Contract Services.

4.2           Good Faith. The parties commit themselves to cooperate in good faith and to omit all that, in letter and in spirit, is in contravention of this Agreement.

4.3           Original Agreement. This Agreement supercedes the Original Agreement, except as to the terms of the Original Agreement that expressly survive with respect to the granted licenses and joint ownership of Intellectual Property Rights (as defined therein) and all other matters. The parties acknowledge that all financial obligations of BG for payment for Contract Services and the Minimum Services Commitment, and all obligations by TNO for performance of Contract Services, under the Original Agreement (as these terms are defined therein) have been fulfilled. The parties also acknowledge that pursuant to Section 8.1.1 of the Original Agreement, BG issued TNO [***] shares of common stock of BG, and that TNO’s right to make a strategic investment in BG pursuant to Section 8.1.2 of the Original Agreement has expired.

5.            EXPENSES CONTRACT SERVICES

5.1           Services Commitment/Pricing. The Contract Services shall be provided by TNO to BG at hourly rates as provided in Exhibit A. These hourly rates are based on the institute’s (TNO Nutrition and Food) official standard rates for personnel and equipment. TNO represents that these standard hourly rates are calculated at cost.

5.1.1.       The hourly rates, as quoted in Exhibit A, are based on a Euro:USD exchange rate of 1:1.25. For purposes of this Agreement, the Euro:USD exchange rate will be established on a quarterly basis (January 1st, April 1st, July 1st and October 1st) of each calendar year. For example, if the Euro:USD exchange rate is 1:1.20 on January 1, 2004, TNO will use this exchange rate when invoicing BG during for the months of January, February and March 2004. The exchange rate for the next quarter would then be established on April 1, 2004. TNO will inform BG of the quarterly exchange rate at the onset of each quarterly period.

5.1.2        During the Initial Restatement Period, BG commits to spend a minimum of $2.2 million USD for TNO’s Contract Services (hereinafter “Minimum Services Commitment”).

5.1.3.       TNO’s hourly personnel and equipment rates, as quoted in Exhibit A, may be adjusted at the beginning (i.e., January 1st) of each calendar year beginning with January 1, 2005, for monetary value changes due to inflation. The adjustment will be equal to the adjustment of the hourly rates authorized by and annually agreed upon by TNO with the Dutch Government, but in no event shall such adjustment exceed five (5) percent for any single contract year during the term of the Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the
Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

5.1.4        During each year of the Initial Restatement Period, TNO will discount all Contract Services costs charged to BG by [***]% for the incremental costs above $[***] and by [***]% for the incremental costs above $[***], respectively.

5.2         Minimum Services Commitment Settlement Mechanism. To the extent the actual and/or projected costs (as applicable) of the Contract Services requested by BG within the Initial Restatement Period, whether or not such services have actually been performed by TNO (such amount for purposes of this Section 5.2 shall be defined as “Costs”) are less than the Minimum Services Commitment, within ninety (90) days after the end of the Initial Restatement Period, BG shall pay TNO the value of the difference between the Minimum Services Commitment and the Costs in cash (USD)..

5.2.1        If in accordance with Section 16.7, BG elects to terminate this Agreement prior to the completion of the initial period as mentioned in article 5.1, the Minimum Service Commitment of $2.2 Million USD will be reduced on a pro-rata monthly straight-line basis. For example, if BG provides termination notice to TNO on January 1, 2005 the Minimum Service Commitment would be then reduced to $[***] USD ($[***] USD divided by [***] equals $[***] USD per [***], multiplied by [***] ([***], plus [***] termination notice) equals $[***] USD.

5.3         Services Invoices/Payment Terms. TNO shall submit invoices for Contract Services to BG in monthly increments in arrears for the preceding month. Invoices shall be issued and paid in USD. Invoices shall be paid by BG within 30 days from date of invoice concerned.

INTELLECTUAL PROPERTY, LICENSES AND OWNERSHIP

6.1         In partial consideration of the compensation under Article 7, TNO hereby grants to BG a worldwide right and license, with the right to sublicense (subject to the provisions of Sections 16.5 and 16.6), to make, have made, use, lease, sell and import products and processes which but for the license granted herein would infringe the Existing Intellectual Property Rights, and to practice and use for any purpose all Existing Intellectual Property Rights, in the BG Field of Use for the respective life of each Existing Intellectual Property Right. Such right and license shall be exclusive in the field of Systems Biology, and TNO shall have no right to practice in the field of Systems Biology except in the TNO Field of Use.

6.2         In partial consideration of the compensation under Article 7, TNO hereby grants to BG worldwide right and license, with the right to sublicense (subject to the provisions of Sections 16.5 and 16.6), to make, have made, use, lease, sell and import products and processes which but for the license granted herein would infringe the Future TNO Intellectual Property Rights, and to practice and use for any purpose all Future TNO Intellectual Property Rights, in the BG Field of Use for the respective life of each Future TNO Intellectual Property Right to the extent TNO can do so. Such right and license shall be exclusive in the field of Systems Biology, and TNO shall have no right to practice in the field of Systems Biology except in the TNO Field of Use.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the
Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

6.3           During the term of this Agreement TNO shall promptly disclose to BG on an ongoing basis all Future Intellectual Property Rights.

6.4           Upon written request by BG to TNO, TNO shall provide, at its own discretion, access to and use of any repository of biological samples that the institute of TNO known as TNO-Nutrition and Food Research has the rights to or ability to provide to BG, as requested by BG from time to time. Intellectual Property rights arising from the measurement of these biological samples and/or associated data analysis shall be Future Joint/Contract Intellectual Property Rights or BG Biological Sample Intellectual Property Rights, as determined by the definitions set forth in Section 2 of this Agreement.

6.5           TNO acknowledges that BG (or its clients) will be the sole beneficiary/owner of any BG Biological Sample Intellectual Property Rights and will take actions necessary to effect BG’s ownership of said BG Biological Sample Intellectual Property Rights. Such BG Biological Sample Intellectual Property shall be subject to the terms of the agreements in place between BG and its clients. TNO shall assign to BG all of TNO’s right, title and interest in BG Biological Sample Intellectual Property Rights. TNO agrees to promptly execute all assignments and patent applications, and similar documents as reasonably requested by BG. In connection solely with BG Biological Sample Intellectual Property Rights, if BG shall be unable to obtain TNO’s execution of such documents for any reason, TNO hereby irrevocably appoints BG and its agents as TNO’s agents and attorneys-in-fact to execute such documents with the same legal effect as if TNO shall have executed them. BG shall pay TNO any reasonable out of pocket expenses in connection with providing such assistance, but TNO shall not be paid any additional compensation.

6.6           BG acknowledges that TNO (or its clients) will be the sole beneficiary/owner of any TNO Biological Sample Intellectual Property Rights. Such TNO Biological Sample Intellectual Property shall be subject to the terms of the agreements in place between TNO and its clients. BG shall assign to TNO all of BG’s right, title and interest in TNO Biological Sample Intellectual Property Rights. In connection solely with TNO Biological Sample Intellectual Property Rights, if TNO shall be unable to obtain BG’s execution of such documents for any reason, BG hereby irrevocably appoints TNO and its agents as BG’s agents and attorneys-in-fact to execute such documents with the same legal effect as if BG shall have executed them.

6.7           TNO acknowledges that BG shall be the sole owner of any Intellectual Property Rights applicable for use in Systems Biology that are developed, created, conceived or reduced to practice by Dr. Jan van der Greef as sole or joint inventor in his capacity as a BG consultant or as joint inventor in collaboration solely with BG employees and/or consultants during the term of this Agreement.

6.8           BC and TNO shall jointly own any Future Joint/Contract Intellectual Property Rights. Each party also agrees to promptly execute all assignments and patent applications, and similar documents as reasonably requested by the party filing, prosecuting and/or maintaining the particular Future Joint/Contract Intellectual Property Right (the “prosecuting party”). Each party shall provide all assistance reasonably requested by the prosecuting party in the application for registration, prosecution, maintenance, defense, and enforcement of the Future Joint/Contract Intellectual Property Rights and similar

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the
Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

activities. The prosecuting party shall pay such other party any reasonable out of pocket expenses in connection with providing such assistance, but such other party shall not be paid any additional compensation.

6.9           BG hereby grants to TNO an exclusive (and BG shall have no right to practice in the TNO Field of Use), assignable, transferable, worldwide right and license in the TNO Field of Use, with the right to sublicense, to make, have made, use, lease, sell and import products and processes which but for the license granted herein would infringe BG’s joint ownership interest in the Future/Joint Contract Intellectual Property Rights and to use and practice for any purpose in the TNO Field of Use for the respective life of each Future Joint/Contract Intellectual Property Right.

6.10         TNO hereby grants to BG an exclusive (and TNO shall have no right to practice in the BG Field of Use), assignable, transferable, worldwide right and license in the BG Field of Use, with the right to sublicense, to make, have made, use, lease, sell and import products and processes which but for the license granted herein would infringe TNO’s joint ownership interest in the Future/Joint Contract Intellectual Property Rights and to use and practice for any purpose in the BG Field of Use for the respective life of each Future Joint/Contract Intellectual Property Right.

6.11         TNO represents and covenants it will undertake, to the extent it has the ability to grant licenses, to include in Exhibit B by amendment later discovered TNO Intellectual Property Rights existing on the Effective Date of which the parties in good faith have determined they are applicable to Systems Biology and are vital to the success of the purpose and scope of this Agreement.

6.12         Neither party shall have the right to suspend rights with regard to Section 6 of the Agreement.

6.13         To the extent TNO does not have the right to waive, assign, license or otherwise transfer any Intellectual Property Right to BG as required under this Section 6, TNO shall use every effort to obtain such right and then waive, assign, license or otherwise transfer to BG.

7.            COMPENSATION

7.1           BG shall-pay TNO a fixed, non-refundable fee of $50,000 (USD) per calendar-year in consideration of the exclusive license granted to BG (in the BG Field of Use) to Existing Intellectual Property Rights during the Exclusive Period of this Agreement. BG may elect to convert its exclusive license under Section 7.1 to a non-exclusive license, by providing written notice to TNO at any time following the payment of the initial annual non-refundable fee referred to in the preceding sentence. Such conversion will be effective as of the end of the calendar year in which written notice to TNO is provided.

In order to maintain a nonexclusive license to the Existing Intellectual Property Rights, BG shall be required to make annual payments to TNO of $[***] (USD) on each of the respective successive annual payment due dates.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the
Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Upon making the final payment in the three payment series following conversion to a non-exclusive license BG will have no further obligation to pay TNO any further fees as provided under this paragraph for any future calendar year period. All annual non-refundable fees provided for in this paragraph will be paid in lump sum within 30 days of the beginning of each full calendar year. The first annual fee is due on January 31, 2004.

Any failure on the part of BG to make any payments under this Section will be subject to appropriate notice and cure provisions as provided for in Section 16.2.

7.2           BG shall pay patent costs in accordance with Section 9.

7.3           In case of referral services, BG and TNO will negotiate the value and referral payment, if any.

8.            RECORDS.

8.1           TNO shall be required to keep accurate books of account containing all particulars that may be necessary for the purpose of accounting for funding provided by BG for Contract Services. Said books of account shall be kept at TNO’s principal place of business or the principal place of business of the appropriate institute of TNO to which this Agreement primarily relates. Said books and the supporting data shall be open at all reasonable times for three (3) years following the end of the calendar year to which they pertain to the inspection of BG or its agents for the purpose of verifying TNO’s compliance with this Agreement.

9.            PATENT PROSECUTION.

9.1           Throughout the life of the respective Intellectual Property Rights, BG, at its own expense, shall have the first right to file, prosecute and maintain the Patent Rights that are included in the Existing Intellectual Property Rights (as defined in Section 2.9), Future Intellectual Property Rights (as defined in Section 2.13) and BG Biological Sample Intellectual Property Rights (as defined in Section 2.4) in the United States and any other jurisdiction in the world. Title to all Future Joint/Contract Intellectual Property Rights and the patents issued thereon, regardless of which party filed the corresponding application(s), shall be jointly held by BG and TNO. Each party’s rights to Future Joint/Contract Intellectual Property Rights are subject to the other party’s rights as a joint owner and the rights .and licenses granted to the other party in this Agreement. Neither party shall grant any rights to a Future Joint/Contract Intellectual Property Right to a third party which would limit any other party’s rights as a joint owner thereof except as provided for in this Agreement. With respect to Existing Intellectual Property Rights and Future Intellectual Property Rights, TNO shall have the right to review all pending applications and other proceedings and make recommendations to BG concerning them.

BG agrees to keep TNO informed of the course of patent prosecution or other proceedings including providing TNO with copies of substantive communications and search reports submitted to or received from patent offices. TNO shall provide such patent consultation to BG at no cost to BG. TNO shall hold all information disclosed to it under this Section as Confidential Information subject to the provisions of Section 14. If BG shall elect not to file, prosecute or maintain any such Patent Right, BG shall so notify

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the
Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

TNO in writing. TNO shall have the right to file, prosecute or maintain such Patent Right, and thereafter BG shall have only a nonexclusive license in the applicable jurisdiction as to such Patent Rights application or patent under this Agreement. BG will have no responsibility under this Agreement with respect to filing, prosecuting or maintaining Patent Rights included only in TNO Biological Sample Intellectual Property Rights.

9.2           For so long as the license granted in Section 6.1 (Existing Intellectual Property) shall remain exclusive, payment of all out-of-pocket fees and costs incurred during the term of this Agreement relating to the filing, prosecution and maintenance of such Patent Rights shall be the responsibility of BG. If the license granted in Section 6.1 (Existing Intellectual Property) shall ever become nonexclusive, at BG’s option, BG may continue to file, prosecute and maintain such Patent Rights at its expense or return the responsibility for some or all of such Patent Rights to TNO. If returned to TNO, TNO shall file, prosecute and maintain such Patent Rights and BG shall reimburse TNO’s out-of-pocket fees and costs therefor on a pro rata basis with other nonexclusive licenses. In the event of termination under Section 15 on account of permanent discontinuation of BG’s business, TNO shall file, prosecute and maintain such Patent Rights in accordance with Section 15.

9.3           BG and TNO shall cooperate fully in any additional filing, prosecution and maintenance of such Patent Rights, executing all papers and instruments or requiring BG and TNO employees, to execute such papers and instruments as necessary to enable BG to maintain such Patent Rights in BG’s and TNO’s name, as applicable. Each party shall provide to the other prompt notice as to all matters, which come to its attention, which may affect the validity, enforceability, extension, or maintenance of such Patent Rights.

9.4           TNO warrants and represents that it has disclosed to BG the complete texts of all patent applications for the Patent Rights included in the Existing Intellectual Property Rights filed by TNO as of the Effective Date as well as all information received as of the Effective Date concerning the institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving such Patent Rights. TNO further warrants and represents that it will disclose to BG the complete texts of all patent applications for Patent Rights included in Future TNO Intellectual Patent Rights filed by TNO after the Effective Date as well as all information received after the Effective Date concerning the institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving any of such Patent Rights.

10.          WARRANTIES

10.1         TNO hereby warrants and represents:

10.1.1      that it controls the entire right, title and interest in the Existing Intellectual . Property Rights and that it has full power and authority to execute, deliver and perform this Agreement and the obligations hereunder;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the
Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

10.1.2      that any encumbrance of any Existing Intellectual Property Rights or Future Intellectual Property Rights, including liens, mortgages, security interests or otherwise, shall be made subordinate to the rights of BG specified herein;

10.1.3      that there is nothing in any third party agreement TNO has entered into as of the Effective Date that will limit TNO’s ability to perform the obligations undertaken by TNO hereunder, and that it will not enter into any agreement after the Effective Date that would incur any such limitations.

10.1.4      that to the best of its knowledge as of the Effective Date that the Existing Intellectual Property Rights are valid and that their exercise would not infringe patent or other intellectual property rights of third parties.

10.1.5      that it considers BG as strategic partner in Systems Biology and agrees to invest in the research activities and capital equipment purchases as described in Exhibit C attach hereto.

10.2         BG hereby warrants and represents that it has full power and authority to execute, deliver and perform this Agreement and the obligations hereunder.

11.          INFRINGEMENT.

11.1         Each party shall inform the other promptly in writing of any alleged infringement of the Existing Intellectual Property Rights or Future Intellectual Property Rights by a third party and of any available evidence thereof.

11.2         Throughout the life of the respective Intellectual Property Rights, BG shall have the right, but shall not be obligated, to prosecute at its own expense all infringements of the Existing Intellectual Property Rights or Future Intellectual Property Rights. BG may offset up to one-half of each $[***] (USD), and each $[***] (USD), as applicable, annual fee due under Section 7.1 against its out-of-pocket attorneys’ and experts’ fees and costs of such litigation from the date of initiation of settlement discussions or legal suit with any alleged infringer. In the event that BG receives any settlement proceeds or damage awards resulting from such litigation, BG agrees to provide [***]% of such proceeds received net of litigation costs related to the action to TNO for as long as TNO is providing Contract Services hereunder.

11.3         In any suit as BG may institute to enforce or defend the Existing Intellectual Property Rights or Future Intellectual Property Rights, TNO shall at the request and expense of BG, cooperate in all respects and, to the extent possible, have its, employees testify when requested and make available relevant records, papers, information, samples, specimens and the like.

11.4         In any proceedings under Section 11.2, BG may use the name of TNO as necessary, as party plaintiff without expense to TNO that is, BG will hold TNO harmless from any order for out- of-pocket court administrative costs as a result of counterclaims by third parties that may be made against TNO in connection with the aforementioned infringement proceedings.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the
Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

12.          NON-USE OF NAMES.

12.1         Except as required to be disclosed by a party to comply with applicable laws, to defend or prosecute litigation, or to comply with governmental regulations, (in which case the requesting party will provide notice to the owner as soon as reasonably practical) neither party shall use the names or trademarks of the other, nor any adaptation thereof, nor the names of any of the other party’s employees, in any advertising, promotional or sales literature without prior written consent obtained from such party, in each case, such consent not to be unreasonably withheld. The parties intend to issue a press release announcing the continuation of this strategic relationship. BG retains the right to determine the timing of such release and will obtain TNO’s prior written consent to the release, which shall not be unreasonably withheld.

12.2         Either party’s failure to comply with this Section 12 in any single or several instances shall not be deemed a material breach or default of this Agreement. If either party believes there has been substantial noncompliance, senior management of each party agrees to convene to resolve the issue.

13.          ASSIGNMENT.

13.1         Except as expressly provided Section 6, neither party shall sell, transfer, assign or delegate in whole or in part this Agreement, or any rights, duties, obligations or liabilities under this Agreement (collectively “assign”), by operation of law or otherwise without the prior written consent of the other party, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, either party shall have the right to assign its rights, duties, obligations and liabilities under this Agreement to any Affiliate or other related entity, controlling, controlled by or under common control with such party or in connection with any sale, merger, consolidation, recapitalization or reorganization involving in each case the sale of all or substantially all of the capital stock of the party or the assets of such party to which this Agreement relates. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of TNO and BG. In the event that this Agreement is assigned or otherwise transferred under this Section, as soon as practically possible, the successor or assignee to which such succession or assignment has been effected will sign a letter of adherence to this Agreement and provide notice to the other party to this Agreement in accordance with the notification provision as set forth in Section 20.4  If BG opts for such a permitted transfer or assignment BG shall remain liable for its obligations hereunder in the event the assignee is in default and/or does not meet its obligations towards TNO. However, BG may request a written release from this liability from TNO, which release shall not be unreasonably withheld, conditioned or delayed. In the event of such a request, BG will provide such information as TNO may reasonably request in order to evaluate the request.

14.          CONFIDENTIALITY

14.1         The parties hereto shall treat all proprietary data and other information received from the other party, including patent information received under Section 9, business information, technical information and the analyses, evaluations, data and other information and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the
Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

materials provided by TNO pursuant to the Contract Services as confidential and proprietary to such other party (hereinafter referred to as: Confidential Information).

The parties shall take all reasonable steps under the circumstances to maintain the secrecy of the Confidential Information including information identified orally or in writing as confidential or that by its nature would reasonably be considered confidential. Moreover, neither party shall duplicate or use any Confidential Information received from the other party hereunder for any other purpose other than for the performance of this or under this Agreement. In addition, neither party shall disclose any Confidential Information to any third party that is not specifically authorized in writing by the disclosing party to receive it and who has not agreed in writing to substantially the same obligations as specified herein, and each party shall require its employees/consultants to sign and comply with agreements sufficient for such party to comply with this Section 14 and the other terms of this Agreement.

14.2         The parties agree that the Confidential Information shall not be deemed confidential to the extent the receiving party can prove by written record that:

it already rightfully had knowledge of such information prior to disclosure without obligation of confidentiality, or information was already or becomes publicly known through no fault of the receiving party, or information identical to disclosed Confidential Information was already in its possession or is subsequently developed by the receiving party without use of Confidential Information received under this Agreement.

14.3         Either party may disclose Confidential Information to the extent required to be disclosed by the receiving party to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving party takes reasonable and lawful actions to avoid or minimize the extent of such disclosure and informs the disclosing party promptly of the requirement for such disclosure so that the disclosing party may take steps to seek to prevent or limit the extent of disclosure.

14.4         The parties agree that such Confidential Information shall remain the property of the disclosing party, and that all Confidential 1nformation shall be returned to the disclosing party within thirty (30) days after written request by the disclosing party, and all copies or extracts thereof delivered to the disclosing party within said thirty (30) day period or destroyed. At the request of either party, an officer of the other party shall deliver a certificate under oath attesting to the destruction of all such copies or extracts.

14.5         The Dual Party Confidential Disclosure Agreement between the parties dated July 7, 2000, was terminated pursuant to the Original Agreement, except as to any of its provisions that survive as to confidential information disclosed thereunder prior to the effective date of the Original Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the
Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

15.                              DISCONTINUANCE OF BUSINESS

15.1                          In the event BG permanently discontinues its business on account of bankruptcy, receivership, liquidation, or other forms of permanent business disruption and such business is not continued by a successor in interest of BG, the licenses granted to BG and this Agreement shall terminate as of the date of permanent discontinuance of business. After such termination, each then existing BG sublicense shall continue in full force and effect, subject to such sublicensee’s obligation to pay patent costs in accordance with Section 9 on a pro rata basis with other sublicensees, such sublicense shall be replaced by a direct licensing relationship between TNO and such sublicensee, such sublicensee will continue to pay reasonable royalties, if applicable. Nothing herein shall be construed to release either party of any obligations existing prior to the effective date of termination and Sections 16.4 and 16.5 shall apply.

16.                              DURATION AND TERMINATION

16.1                          This Agreement shall commence as of the Effective Date and shall continue in full force and effect for three (3) years thereafter. BG will have an option to extend this Agreement for an additional three (3) year period.

16.2                          Upon any material breach or default of this Agreement by either party, the other party may send a written notice explaining the nature of the breach or default to the breaching party. If such breaching party shall not have cured any such material breach or default, or undertaken material efforts to cure such breach or default, within ninety (90) days, the other party may terminate this Agreement effective upon a second written notice; provided, however, if a breach or default shall not be capable of cure, the parties agree to convene to negotiate a resolution in good faith during a maximum period of 30 days.

16.3                          Upon expiration or termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of expiration or termination.

16.4                          (a) With respect to the granted licenses and joint ownership of Intellectual Property Rights, the provisions of Sections 6.1, 6.2, 6.5, 6.6, 6.7, 6.8, 6.9, 6.10, 6.11, 6.12, 6.13, 7.1, 9, 10, 11, 14 and 15 shall survive the expiration or termination of this Agreement for any reason.

(b) With respect to the granted licenses and joint ownership of Intellectual Property Rights and all other matters, the provisions of Sections 8 (survives for three years after expiration or termination), 17.1 (survives for two years as applicable), 17.2 (survives for two years as applicable), 17.4 (as applicable), 17.5 (as applicable), 17.7 and Sections 2, 4.3, 12, 13, 15, 16.3, 16.4, 16.5, 16.6, 16.7, 18, 19 and 20 shall survive the expiration or termination of this Agreement for any reason).

16.5                          In the event this Agreement is terminated or expires, each then existing BG sublicense in good standing shall continue in full force and effect, subject to such licensee’s obligation to pay patent costs in accordance with Section 9.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

16.6                          Notwithstanding Section 16.5, upon a termination by TNO under Section 16.2 for breach or default by BG, BG’s right to grant new future sublicenses after the effective date of termination, subject to final determination under Section 18, as applicable, will cease. Otherwise, BC’s rights to grant new future sublicenses will continue in full force and effect after any termination or expiration.

16.7                          At any time during the Initial Restatement Period, BG has the right terminate this Agreement without cause, providing that a (6) six month written notice is given to TNO. If BG elects to terminate this Agreement prior to the completion of the Initial Restatement Period; (i) the Minimum Service Commitment will be adjusted on a pro-rata monthly basis as describe in Section 5.2.1 and (ii) TNO’s non-competition clauses will be reduced as described in Section 17.7.

17.                              NON-COMPETITION

17.1                          With respect to the Other Territories (as defined in Section 2.19), TNO agrees not to compete with BG in Metabolomics, or undertake contract services for third parties in Metabolomics, in the BG Field of Use during the term of this Agreement and for a period of two (2) years post the Initial Restatement Period.

17.2                          With respect to the Other Territories, BG agrees not to compete with TNO in Metabolomics

17.2.1                 in the TNO Field of Use during the term of this Agreement and for a period of two (2) years post the Initial Restatement Period.

17.2.2                 In addition, BG agrees not to undertake contract services in the TNO Field of Use on behalf of any Life Science Enterprise that can effectively be (or is already) provided by TNO, during the term of this agreement.

17.2.3                 TNO agrees to allow BG to enter into TNO’s Field of Use provided that: (i) TNO is informed, by written notice, prior to BG pursuing a potential collaboration, (ii) BG and TNO agree to jointly negotiate with the potential collaborator, (iii) the potential collaboration is based upon know-how, findings and/or other novel observations identified during BG’s System’s Biology work with any of its’ strategic partners, such as GlaxoSmithKline; and (iv) TNO is offered to be exclusively utilized for the Metabolomics component of the potential collaboration.

17.3                          Wilh respect to the European Economic Area (hereinafter referred to as the “E.E.A.”), during the term of this Agreement, or any extensions thereof, TNO may enter into research and development Agreements with academic, non-profit, governmental or non-profit research institutions, on the following conditions: (i) BG is notified in writing prior to the execution of such Agreements and (ii) BG gets first right of negotiation on commercialization rights on any Intellectual Property Rights created under said agreements.

TNO shall not enter into agreements with any other third parties on research and development in Metabolomics in the BC Field of Use, unless the agreement is pre-

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

approved by BG in writing.

17.4                          With respect to the E.E.A. TNO shall, during the term of this Agreement and for a period of twelve (12) months post the Initial Restatement Period, TNO shall NOT pursue an active policy of providing services in the E.E.A. similar to the Contract Services or services related thereto, in as far as such services similar to Contract Services and related services pertain to Metabolomics in the BG Field of Use, and shall particularly not engage in advertising in the E.E.A. for such services, provided the users of such services can sufficiently obtain such services in the E.E.A., during such period.

17.5                          With respect to the E.E.A., the obligations contained in Section 17.3 and 17.4 shall mutatis mutandis apply to BG in as far as the TNO Field of Use is concerned.

17.6                          In the event that any regulatory body, court or other forum of competent jurisdiction should find this Section 17, or any subsection hereof, illegal, invalid or unenforceable, the remainder of this Agreement shall remain in full force and this provision shall be reformed, construed and enforced to the maximum extent permissible; however, if the effect thereof shall be to substantially impair the value of this Agreement to either party, then the affected party may terminate this Agreement by written notice to the other.

17.7                          If in accordance with Section 16.7, BG elects to terminate this Agreement prior to the completion of the Initial Restatement Period, the post Initial Restatement Period non-competition terms imposed by BG on TNO will be reduced as follows:

17.7.1                 With respect to the E.E.A, the non-competition term for TNO, as described in this Section, will be reduced to 180 days after the Termination Notification Date.

17.7.7                 With respect to the Other Territories the non-competition term for TNO, as described in this Section, will be reduced to (1) one year after the Termination Notification Date.

18.                              DISPUTES

18.1                          Any dispute, controversy or claim arising under, out of or relating to this contract and any subsequent amendments of this contract, including, without limitation, its formation, validity, binding effect, interpretation, performance, breach or termination, as well as non-contractual claims, shall be referred to and finally determined by arbitration in accordance with the W1PO Arbitration Rules as such Rules exist on the Effective Date. The arbitral tribunal shall consist of three arbitrators, at least one of whom shall be an attorney with five (5) or more years experience in licensing and intellectual property matters. The place of arbitration shall be London. The language to be used in the arbitral proceedings shall be English. The dispute, controversy or claim shall be decided in accordance with the laws of England. The arbitrators shall have the right to provide injunctive, specific performance or other equitable relief at any time.

19.                              LIMITATION OF LIABILITY

19.1                          Special Damages. To the extent permitted by law, under no circumstances, will either party, its Affiliates or related entities, or their respective officers, directors, or employees,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

be liable for any indirect, incidental, special or consequential damages, including lost profits, or any exemplary or punitive damages arising out of or in connection with this Agreement, regardless of whether such damages could have been foreseen or prevented by either party.

19.2                          Aggregate Liability. To the extent permitted by law, in no event will the aggregate liability of either party, its Affiliates or related entities, or their respective officers, directors or employees, to the other party or to any other entity for direct damages, arising out of or in connection with this Agreement exceed at any time the sum of the aggregate cash consideration received by TNO under this Agreement, which for purposes hereof shall include without limitation the compensation for Contract Services, and the cash compensation set forth in Sections 5 and 7.

20.                              GENERAL PROVISIONS

20.1                          Entire Agreement. This Agreement, including all Exhibit(s) attached hereto which are hereby incorporated herein by reference, shall supersede all prior agreements and understandings, including oral representations, between the parties relating to the subject matter hereof (except as set forth in Section 4.3 and 14.5), is intended by the parties as a complete and exclusive statement of the terms of this Agreement, and may be modified only in a written instrument executed by the parties. In case of any discrepancy between this Agreement and any other documents, the terms of this Agreement shall prevail. The subject matter of this Agreement is limited to the rights expressly granted herein. The terms of this Agreement shall have no force or effect with respect to any claim based on the use of either party’s Intellectual Property Rights outside the scope of the licenses and rights expressly granted herein.

20.2                          All payments due hereunder in connection with the licenses to BG of Intellectual Property Rights shall be payable in US Dollars on account number 58.15.11.565 of ABN-AMRO Bank to TNO Nutrition and Food Research in Zeist.

20.3                          Waiver. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or other any provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

20.4                          Notices. Any notice required or permitted by this Agreement shall be in writing and shall be sent by a reliable two-day international courier service, return receipt requested or by facsimile with confirmation of transmission, addressed to the other party at the address set forth below or at such other address for which such party shall give notice hereunder. Such notice shall be deemed to have been given two (2) days after deposit with a courier, or upon confirmation of transmission if by facsimile, except that notice of change of address shall be effective only upon receipt.

If to BG:	N. Stephen Ober, President
Beyond Genomics, Inc.
40 Bear Hill Road
Waltham, Massachusetts 02451
USA

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

With a copy to:	Lawrence S. Wittenberg
Testa, Hurwitz & Thibeault, LLP
125 High Street
Boston, Massachusetts 02110
USA

If to TNO:	TNO-Nutrition and Food Research
Attn: Dr. N.J. Snoeij
PO Box 360
3700 AJ Zeist

With a copy to:	TNO HQ
Attn: Patents and Licensing TNO
P.O. Box 6080
2600 JA Delft
the Netherlands

20.5                          English Language. This Agreement was negotiated and executed in English, and the original language version shall be controlling. All communications and notices to be made or given pursuant to this Agreement shall be in English. TNO hereby waives any right it may have under any applicable law to have this Agreement written in the native language.

20.6                          Severability. If any provision of this Agreement shall be held by a regulatory body, a court or other forum of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be reformed, construed and enforced to the maximum extent permissible, and the remaining provisions shall remain in full force and effect; provided, however, if the effect thereof shall be to substantially impair the value of this Agreement to either party, then the affected party may terminate this Agreement by written notice to the other.

20.7                          Section Headings. The section headings used in this Agreement and in the attached Exhibits shall be intended for convenience only and shall not be deemed to supersede or modify any provisions.

20.8                          Compliance With Laws. In the performance of any and all activities under this Agreement, the parties agree to comply with all applicable laws and regulations.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

“Exhibit A”

		Hourly Rate		Annualize Rate		Minimum Annual Availability
		Euro	USD	EURO	USD	%		Euro	USD
Personnel
1 [***]	[***]	€ [***]	$ [***]	€ [***]	$ [***]	[***]	%	€ [***]	$
2 [***]	[***]	[***]	[***]	[***]	[***]	[***]	%	[***]	[***]
3 [***]	[***]	[***]	[***]	[***]	[***]	[***]	%	[***]	[***]
4 [***]	[***]	[***]	[***]	[***]	[***]	[***]	%	[***]	[***]
5 [***]	[***]	[***]	[***]	[***]	[***]	[***]	%	[***]	[***]
6 [***]	[***]	[***]	[***]	[***]	[***]	[***]	%	[***]	[***]
7 [***]	[***]	[***]	[***]	[***]	[***]	[***]	%	[***]	[***]
8 [***]	[***]	[***]	[***]	[***]	[***]	[***]	%	[***]	[***]

Equipment
1 [***]	[***]	[***]	[***]	[***]	[***]	[***]	%	[***]	[***]
2 [***]	[***]	[***]	[***]	[***]	[***]	[***]	%	[***]	[***]
3 [***]	[***]	[***]	[***]	[***]	[***]	[***]	%	[***]	[***]
4 [***]	[***]	[***]	[***]	[***]	[***]	[***]	%	[***]	[***]
5 [***]	[***]	[***]	[***]	[***]	[***]	[***]	%	[***]	[***]
					Totals:			€ [***]	$ [***]

Footnotes:

• Assumes Euro:USD exchange rate of 1:1.25

• Annualized rate based on annual FTE and equipment hour base of [***] and [***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

“Exhibit B”

Existing Intellectual Property

1.          Patentnummers : NL 101 5875 / NL 1016034: Werkwijze en systeem voor het identificeren en bewaken van chemische componenten van een te onderzoeken mengsel van materialen

2.          IMPRESS software package, including support software. The package enables the evaluation of complex data-sets from hyphenated mass spectrometric techniques (LC/MS, GC/MS, CE/MS etc) based on among others the patented algorithms/procedures mentioned under 1.

3.          “NMR-PLF WINLIN” software package, including support software. This package enables the data-preprocessing of NMR-data by the Partial-Linear-Fit algorithm to allow pattern recognition and includes also other multivariate functions and the ability to use this approach also for profiles of chromatograms (GC, LC etc)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

“Exhibit C”
TNO Strategic Relationship Investment

TNO considers BG a strategic partner in Systems Biology and agrees to invest in the following research activities and capital equipment purchases that will directly benefit the Agreement :

a)                                 [***] :

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total	[***]

* subject to Board approval

b)                                New approaches :

Vision: FTMS will be a dominant metabolomics tool in the near future for identification and fingerprinting. GC-MS and GCxGC-MS will be rediscovered as extremely important.

•                    GC-MS and GCxGC-MS sample pretreatment and software

•                    Development of high resolution software FTMS (3 year program)

The developed tools will be available for Contract Services during the Initial Restatement Period. In the case of the FTMS software, developed in a joint collaboration with ThermoFinnigan ([***] Euros), a limited package (i.e., excluding some very advanced options) will be available, at least 6-12 months prior to market introduction by ThermoFinnigan.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

This Agreement was made and entered in duplicate as of the Effective Date.

TNO	BEYOND GENOMICS, INC

/s/ C.M. Colijn-Hooymans	/s/ N. Stephen Ober
Dr. C.M. Colijn-Hooymans	N. Stephen Ober, MD
Member, Board of Management	President

/s/ Ir. J.C. Huism’t Veld	/s/ Muzammil M. Mansuei
Ir. J.C. Huism’t Veld	Muzammil M. Mansuei, PhD
President, Board of Management	Executive Chairman

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

20

Exhibit 10-14-01

First Amendment to Reinstatement and Amendment of
Strategic Relationship Agreement

PARTIES:

1.               NEDERLANDSE ORGANISATIE VOOR TOEGEPAST-NATUURWETEN-SCHAPPELIJK ONDERZOEK TNO (Netherlands Organization for Applied Scientific Research) a corporation, company or organization duly organized and existing under the laws of the Netherlands and having its principal place of business at Delft, the Netherlands, hereinafter referred to as : “TNO”;

2.               BG Medicine, Inc. (formerly known as Beyond Genomics), a corporation, company or organization duly organized and existing under the laws of the state of Delaware, USA, having its principal place of business at 610N Lincoln Street, Waltham, MA 02451, USA, hereinafter referred to as : “BGM”;

WHEREAS:

For the mutual benefit of TNO and BGM (the “Parties”), parties to the Reinstatement and Amendment of Strategic Relationship Agreement (the “Agreement”) effective as of January 1, 2004, Parties hereby agree as follows:

In accordance with Section 20.1 of the Agreement, the Parties hereby amend the Agreement such that:

1.               Section 2.14 of   the “Initial Restatement Period” shall be extended for a period of one (1) year from December 31, 2006 to December 31, 2007 .

2.               Section 5.1.2  shall read as follows: During the extended Restatement Period as defined under1 in the First Amendment to Reinstatement and Amendment of Strategic Relationship Agreement BG commits to spend a minimum of $[***] for TNO’s Contract Services (hereinafter “Minimum Services Commitment”).

3.               Section 5.1.4 shall read as follows: During the extended Restatement Period as defined under1 in the First Amendment to Reinstatement and Amendment of Strategic Relationship Agreement, TNO will discount all Contract Services costs charged to BG by [***]% for the incremental costs above $[***]  and by [***]% for the incremental costs above $[***], respectively.

4.               Section 5.2.1 shall read as follows: If in accordance with Section 16.7, BG elects to terminate this Agreement prior to the completion of the extended period as mentioned under 1 in the First Amendment to Reinstatement and Amendment of Strategic Relationship Agreement, the Minimum Service Commitment of $[***] will be reduced on a pro-rata monthly straight-line basis.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

This First Amendment was made and entered into in duplicate this 22nd  day of December 2006.

TNO	BGM

/s/ Niek Snoeij	/s/ Pieter Muntendam
Dr. Niek Snoeij	Pieter Muntendam
Member, Board of Management TNO QoL	President and CEO

/s/ Jan Hellinga
Ir. Jan Hellinga
Director of Marketing and Sales BU Q&S

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.